January 17, 2018

Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549

Attn: Office of Filings, Information & Consumer Services

Re:	Calvert Management Series (the “Registrant”) (1933 Act File No. 002-69565) on behalf of Calvert Ultra-Short Duration Income NextShares (the “Funds”)

Ladies and Gentlemen:

On behalf of the Registrant and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing is an exhibit containing interactive data format risk/return summary information that mirrors the risk/return summary information in a Prospectus dated December 6, 2017 as revised January 10, 2018. The purpose of the filing is to submit the 497(e) filing dated January 10, 2018 in XBRL for the Funds.

Please contact me at (617) 672-6559, or fax number (617) 672-9559 if you have any questions or comments.

Very truly yours,

/s/ Kathryn Mohrfeld

Kathryn Mohrfeld